   As filed with the Securities and Exchange Commission on September 13, 2007

===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                            SMOKY MARKET FOODS, INC.
             (Exact name of registrant as specified in its charter)

              Nevada                                      20-4748589
 (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                    Identification No.)

                          804 Estates Drive, Suite 100
                             Aptos, California 95003
                                 (866) 851-7787
                    (Address of Principal Executive Offices,
                               including Zip Code)

               SMOKY MARKET FOODS, INC. 2006 STOCK INCENTIVE PLAN
                            (Full title of the plan)

              Edward Feintech                                             Copy to:
          Chief Executive Officer                                   Bryan T. Allen, Esq.
        804 Estates Drive, Suite 100                         Parr Waddoups Brown Gee & Loveless
          Aptos, California 95003                            185 South State Street, Suite 1300
               (866) 851-7787                                    Salt Lake City, Utah 84111
 (Name, address and telephone number, including area                    (801) 532-7840
         code, of agent for service)

                                              CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                               PROPOSED
                                                               MAXIMUM
                                         AMOUNT TO BE      OFFERING PRICE      PROPOSED MAXIMUM         AMOUNT OF
 TITLE OF SECURITIES TO BE REGISTERED    REGISTERED(1)       PER SHARE(2)      AGGREGATE OFFERING       REGISTRATION
                                                                                    PRICE(2)               FEE(2)
------------------------------------------------------------------------------------------------------------------------
Smoky Market Foods, Inc. 2006 Stock
Incentive Plan                             6,500,000            $0.58              $3,770,000               $116
|X| Common Stock, $0.001 par value
------------------------------------------------------------------------------------------------------------------------
(1)      This Registration Statement shall also cover any additional shares of
         Common Stock that become issuable under the 2006 Stock Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration that results in an increase in the number of outstanding shares of Common
         Stock of Smoky Market Foods, Inc.

(2) Calculated solely for purposes of this offering under Rule 457(c) of the Securities Act of 1933, as amended, this amount is calculated based upon the average of the closing bid and ask price on the OTC Bulletin
         Board as of the closing September 12, 2007.

=========================================================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


Item 1.  PLAN INFORMATION.*
         ----------------

Item 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*
         -----------------------------------------------------------

         * Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.
         ---------------------------------------

         The following documents filed by Smoky Market Foods, Inc. (the "Registrant") with the Securities and Exchange Commission (the "SEC") are hereby incorporated by reference into this Registration Statement:

         (a) The prospectus contained in Registrant's Registration Statement on Form SB-2/A, File No. 333-143008, filed with the SEC on August 24, 2007.

         (b) The Registrant's Quarterly Reports on Form 10-QSB, File No. 000-52158, filed with the SEC on May 14, 2007, and August 20, 2007.

         (c) The description of the Common Stock of the Registrant contained in its Form 10-SB, File No. 000-52158, filed with the SEC on February 16, 2007.

         In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

Item 4.  DESCRIPTION OF SECURITIES.
         -------------------------

         Not applicable.


Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.
         --------------------------------------

         Not applicable.


Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.
         -----------------------------------------

         The Articles of Incorporation provide that, to the fullest extent permitted by Nevada law, the Registrant shall indemnify its officers and directors. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         The Bylaws of the Registrant provide that the Registrant shall indemnify any officer or director who was or is a party or is threatened to be made a party to any action, suit, or proceeding (other than any action by or in the right of the corporation), by reason of the fact that he is or was a director or officer of the corporation, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit, or proceeding, if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         The Articles of Incorporation also provide that officers and directors shall have no personal liability to the Registrant or its stockholders for damages for breach of a fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the Nevada Revised Statutes.

         The Bylaws provide that the Registrant shall indemnify any director or officer who was or is a party or is threatened to be made a party to any action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Registrant, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Registrant, except that no indemnification shall be made with respect of any matter to which such person shall have been adjudged by a court of competent jurisdiction to be liable to the Registrant or for amounts paid in settlement to the Registrant, unless and only to the extent that a court shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses.

         The provisions of the Registrant's Bylaws provide, in accordance with
Section 78.751 of the NRS, that Registrant may not indemnify a director or officer unless authorized in the specific case upon a determination by the board of directors, a committee of the board of directors, special legal counsel or by the stockholders that indemnification is proper in the circumstances. The Bylaws also provide that expenses incurred by an officer or director in their defense shall be paid by the Registrant in advance of the final disposition of the action. Furthermore, the Bylaws provide that to the extent that a director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above or in defense of any claim, issue or matter therein, he shall be indemnified by the Registrant against expenses (including attorneys' fees), actually and reasonably incurred by him in connection with the defense.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.
         -----------------------------------

         Not applicable.


Item 8.  EXHIBITS.
         --------

Exhibit
Number             Title of Document                                 Location
---------------    ----------------------------------------------    ---------------------------------------
4.1                Amended and Restated Articles of                  Exhibit to Registration Statement on
                   Incorporation                                     Form SB-2/A filed with the SEC on
                                                                     August 24,
                                                                     2007, SEC
                                                                     File No.
                                                                     333-143008*

4.2                Bylaws                                            Exhibit to Registration Statement on
                                                                     Form SB-2/A
                                                                     filed with
                                                                     the SEC on
                                                                     August 24,
                                                                     2007, SEC
                                                                     File No.
                                                                     333-143008*


                                       3

Number             Title of Document                                 Location
---------------    ----------------------------------------------    ---------------------------------------
4.3                2006 Stock Incentive Plan                         Exhibit to Registration Statement on
                                                                     Form SB-2/A
                                                                     filed with
                                                                     the SEC on
                                                                     August 24,
                                                                     2007, SEC
                                                                     File No.
                                                                     333-143008*

4.4                Form of Nonstatutory Stock Option Agreement       Exhibit to Registration Statement on
                                                                     Form 10-SB filed with the SEC on
                                                                     February 16, 2007, SEC File No.
                                                                     000-52158*

5                  Opinion of Parr Waddoups Brown Gee & Loveless     Filed herewith

23.1               Consent of Jaspers + Hall, PC                     Filed herewith

23.2               Consent of Parr Waddoups Brown Gee & Loveless     Filed herewith (included in
                                                                     Exhibit No. 5)

24                 Powers of Attorney                                Included on Page 5 hereof

---------------------------------
* Incorporated by reference.

Item 9.  UNDERTAKINGS.
         ------------

         (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement to:

                           (i) Include any prospectus required by section
                  10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
                  which, individually or together, represent a fundamental change in the Registration Statement;

                           (iii) Include any additional or changed information
                  on the plan of distribution.

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference into this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To file a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Salt Lake City, state of Utah on this 13th day of September, 2007.

                                   SMOKY MARKET FOODS, INC.


                                    By /S/ EDWARD C. FEINTECH
                                       ----------------------------------------
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned directors and/or officers of the Registrant, hereby severally constitute and appoint Edward C. Feintech, Chief Executive Officer, and Shane A. Campbell, Chief Financial Officer, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, this Registration Statement on Form S-8 filed with the Securities and Exchange Commission, and any and all amendments to said registration statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below:


                   SIGNATURE                                         TITLE                               DATE

 /S/ EDWARD C. FEINTECH                              President, Chief Executive Officer and        September 13, 2007
--------------------------------------------
Edward C. Feintech                                   Director (Chairman of the Board)


/S/ SHANE A. CAMPBELL                                Chief Financial Officer                       September 13, 2007
--------------------------------------------
Shane A. Campbell


/S/ SCOTT L. BARGFREDE                               Director                                      September 13, 2007
------------------------------------
Scott L. Bargfrede


 /S/ DANIEL BRUNE                                    Director                                      September 13, 2007
--------------------------------------------
Daniel Brune

                            SMOKY MARKET FOODS, INC.

                                  EXHIBIT INDEX

Exhibit
Number             Title of Document                                 Location
---------------    ----------------------------------------------    ---------------------------------------
4.1                Amended and Restated Articles of                  Exhibit to Registration Statement on
                   Incorporation                                     Form SB-2/A filed with the SEC on
                                                                     August 24,
                                                                     2007, SEC
                                                                     File No.
                                                                     333-143008*

4.2                Bylaws                                            Exhibit to Registration Statement on
                                                                     Form SB-2/A
                                                                     filed with
                                                                     the SEC on
                                                                     August 24,
                                                                     2007, SEC
                                                                     File No.
                                                                     333-143008*

4.3                2006 Stock Incentive Plan                         Exhibit to Registration Statement on
                                                                     Form SB-2/A
                                                                     filed with
                                                                     the SEC on
                                                                     August 24,
                                                                     2007, SEC
                                                                     File No.
                                                                     333-143008*

4.4                Form of Nonstatutory Stock Option Agreement       Exhibit to Registration Statement on
                                                                     Form 10-SB filed with the SEC on
                                                                     February 16, 2007, SEC File No.
                                                                     000-52158*

5                  Opinion of Parr Waddoups Brown Gee & Loveless     Filed herewith

23.1               Consent of Jaspers + Hall, PC                     Filed herewith

23.2               Consent of Parr Waddoups Brown Gee & Loveless     Filed herewith (included in
                                                                     Exhibit No. 5)

24                 Powers of Attorney                                Included on Page 5 hereof

---------------------------------
* Incorporated by reference.